UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2018

GENERAL CANNABIS CORP

 (Exact Name of Registrant as Specified in Charter)

Colorado	000-54457	20-8096131
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6565 E. Evans Avenue Denver, Colorado	80224
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 759-1300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[_]

Written communications pursuant to Rule 425 under the Securities Act

[_]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[_]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[_]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On November 7, 2018, General Cannabis Corp (the “Company“ or “GCC”) invested $250,000 in Flowhub Holdings, LLC (“Flowhub”) through a simple agreement for future equity (the “Flowhub SAFE”). The Flowhub SAFE provides us with the right to either (a) future equity in Flowhub when it completes an equity financing, or (b) future equity in Flowhub or cash proceeds if there is a liquidity event. If there is an Equity Financing, Flowhub would issue to us (a) a number of Standard Preferred Units equal to our investment divided by the price per share of the Standard Preferred Units if the pre-money valuation is less than or equal to the Valuation Cap ($35 million); or (b) a number of Safe Preferred Units equal to the Purchase Amount divided by the Safe Price, if the pre-money valuation is greater than the Valuation Cap. If there is a Liquidity Event we will receive either (a) a cash payment equal to the Purchase Amount or (b) automatically receive a number of Common Units equal to the Purchase Amount divided by the Liquidity Price.

The foregoing description of the Flowhub SAFE does not purport to be complete and is qualified in its entirety by reference to the full text of the Flowhub SAFE, which is attached hereto as Exhibit 10.1, and is incorporated herein by reference.

Item 2.02	Results of Operations and Financial Condition.

On November 9, 2018, we issued a press release announcing the results for the quarter ended September 30, 2018. A copy of the press release issued by the Company is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

The information in this Item 2.02 of this Current Report on Form 8-K and the related Exhibit 99.1 attached hereto is being furnished and shall not be deemed “filed” with the Securities and Exchange Commission for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)     Exhibits

The exhibit listed in the following Exhibit Index is filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
10.1	Flowhub Holdings, LLC SAFE (Simple Agreement for Future Equity) dated November 7, 2018
99.1	Press release dated November 9, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 9, 2018

GENERAL CANNABIS CORP

By:	/s/ Robert L. Frichtel
Name:	Robert L. Frichtel
Title:	Chief Executive Officer